Charting Our Path to Growth and Long-Term Profitability June 2014

Certain statements on the slides which follow may be forward-looking statements about Christopher & Banks Corporation (the “Company”). Such forward-looking statements involve risks and uncertainties which may cause actual results to differ. These forward-looking statements may be identified by such terms as “will”, “expect”, “believe”, “anticipate”, “outlook”, “target”, “plan”, “initiatives”, “estimated”, “strategy” and similar terms. You are directed to the cautionary statements regarding risks or uncertainties described in the Company’s filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and other SEC filings made since the date of that 10-K report. Participants are cautioned not to place undue reliance on such forward-looking statements, which reflect management’s views only as of June 16, 2014. The Company undertakes no obligation to update or revise the forward-looking statements. 2 Safe Harbor

Our Vision & Mission Vision: To be her trusted brand by delivering style and value every day. Mission: To provide women of all sizes with apparel and accessories with style and versatility that reflects who she is, lasting quality and the affordable value she expects, delivered with the personalized attention she deserves. 3

4 Company Overview  An established brand targeting the 45-60 age group with fashionable assortments that meet our customers’ needs for style, versatility and value  At the end of 1QFY14 we had 547 stores as follows:  317 Christopher & Banks stores – missy & petite – average size of 3,300 square feet  126 CJ Banks stores – women - average size of 3,600 square feet  71 missy, petite, women (MPW) stores  33 outlet stores  E-commerce sites for each brand

 Target women 45-60 years  Avg. household income $70k-$75k  More than 50% higher than US avg.  70% work outside of the home  Two-thirds married  Purchases 3.4 times annually  Self-reports that she visits more frequently  Spends $157 annually  On average, $46 per purchase 5 Our Core Customer

Name Title Year Joined CBK Years in Industry LuAnn Via President and CEO 2012 30+ Peter Michielutti SVP and CFO 2012 20+ Michelle Rice SVP, Store Operations 2008 20+ Monica Dahl SVP, Marketing 2004 20+ Tricia Perket VP, Divisional Merchandise Manager 2010 20 Brad Smith VP, eCommerce and Digital Marketing 2013 20+ Lisa Klein VP, Planning & Allocation 2008 20 Belinda Meier VP, Controller 2013 15+ Paul Wente VP, Information Technology 2014 6 Experienced Management Team 20+

7 Improved Financial Performance  Instituted merchandising and marketing strategies focused on sales and profitability over the last two years  Comparable store sales in both 4Q13 and 1Q14 were negatively impacted by severe weather  Improved inventory flow and instituted a more disciplined markdown strategy  Increased investment in store payroll and enhanced selling techniques contributing to improved conversions and higher UPTs -2.0% -15.0% 23.4% -0.2% -8.0% 8.9% 7.7% 0.0% 13.6% 4.9% -14.0% 18.5% -1.4% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% F1 Q 2 0 1 1 F1 Q 2 0 1 2 F1 Q 2 0 1 3 F1 Q 2 0 1 4 F2 Q 2 0 1 1 F2 Q 2 0 1 2 F2 Q 2 0 1 3 F3 Q 2 0 1 1 F3 Q 2 0 1 2 F3 Q 2 0 1 3 F4 Q 2 0 1 1 F4 Q 2 0 1 2 F4 Q 2 0 1 3 Quarterly Comps 34.7% 23.1% 34.2% 36.7% 28.9% 27.7% 33.5% 21.7% 35.2% 38.1% 7.1% 30.2% 32.5% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% F1 Q 2 0 1 1 F1 Q 2 0 1 2 F1 Q 2 0 1 3 F1 Q 2 0 1 4 F2 Q 2 0 1 1 F2 Q 2 0 1 2 F2 Q 2 0 1 3 F3 Q 2 0 1 1 F3 Q 2 0 1 2 F3 Q 2 0 1 3 F4 Q 2 0 1 1 F4 Q 2 0 1 2 F4 Q 2 0 1 3 Quarterly Gross Margin

Over the Next 3 Fiscal Years, Expect to Deliver Mid-Single- Digit Comp Growth 300-400 bps of Gross Margin Expansion SG&A Leverage 2% - 3% Annual Net Square Footage Growth High-Single-Digit Operating Margin by End of Fiscal 2016 8 Long-Range Financial Targets

Elements of Strategic Initiatives Focused Assortments and Merchandising Compelling Price/Value Equation Targeted Messaging and Marketing Engaged and Easy to Shop Store Experience Operational Excellence 9 Corporate Strategic Initiatives

10  Consistently deliver a balanced, compelling and versatile fashion assortment  Offer fashion-right, age-appropriate options  Continue to maximize sales and margin with year round core basic programs and appropriate depth of key styles  Increase wear-to-work options including jackets, blouses, essential cardigans and year round pants  Provide easy, complete outfitting with complementing accessories Focused Merchandise Assortments

 Expand core programs of Everyday Denim and Layer Your Look knit tees  Introduce new fit solutions and easy care fabrics  Signature slimming pants  Wrinkle-resistant shirts  Introduce weekend wear  Expand soft knit dressing Focused Merchandise Assortments 11

12  Offer a price/value proposition that resonates with customers  Provide attractive opening price points in all categories  Drive key sales and margin at compelling price points  Plan promotional buys to maximize margin  Continue to offer a well-balanced good / better / best product mix  Consistently deliver on quality Compelling Price/Value Equation

13  Leverage Customer Relationship Management (CRM) Programs  Friendship Loyalty Program at approximately 4 million in total and 2.2 million Active customers generating 97% of our 12-month sales as of end of 1QFY14  Increase analytics around customer segments  Continue to expand Private Label Credit Card Program (launched in April 2012)  Ended 1QFY14 with more than 620,000 card holders  Cardholders represent 22% of active customers  32% of overall sales for 1QFY14 were made on the card  VIP cardholder events and in-store payments Targeted Messaging and Marketing

14  Invest in marketing programs that increase customer growth and loyalty while driving measurable returns  Continue investment in direct mail  Increase investments in social media and select PR  Support new store formats with enhanced grand opening events  Refine promotional strategy  Targeted and pre-planned category promotions versus all-store promotions  Store signage and messaging, balancing product features & promotions to drive traffic Targeted Messaging and Marketing

 Establishing direct foundation that keeps up with the changing needs of our customer  Ongoing enhancements and updates to improve her shopping experience – combined MPW site by Fall 2014  Leverage growing mobile usage among our target customer  Increase our use of digital media to extend the reach of our brands and acquire a new kind of customer  Leverage growth in paid search  Expand use of targeted, data-driven display advertising  Grow multi-channel customer base Enhanced Ecommerce Experience 15

 Refreshed “Selling with Care” program  Refining selling techniques through additional videos and tools  Reinforce clientelling as key to selling culture  Increased selling hours at select stores  Upgraded Talent  Aligning store personnel capabilities with real estate strategy  Enhanced on-boarding program  Enhanced Visual Merchandising  Increased outfitting displays  Create consistency from store to store by maintaining brand standards  Greater use of mannequins, tables and visual props for increased flexibility and visual appeal  Maintain Strong Personal Relationships with Our Customer  In-store seasonal Fashion Events  Maximize grassroots opportunities i.e. women’s conventions, leadership conferences and women’s clubs 16 Engaged and Easy-to-Shop In-Store Experience

17 In Fiscal 2014 we plan to:  Add CJ product to 85 CB stores and convert them to the MPW format  Close 22 CB/CJ stores and convert them into 11 MPW stores in the existing store location  Close 22 CB/CJ stores and relocate to 11 new MPW stores  Close 11 CB stores and replace each with a MPW store in a new, larger nearby location  Open 10 new MPW stores  Open 13 outlet locations We expect to end fiscal 2014 with approximately 545 to 550 stores, representing a 1% increase in total square footage compared to the end of fiscal 2013. Real Estate Strategy

MPW Types  New: Develop a MPW in a new market or an additional store in an existing market  Collapse/Combine (CC): Combine CB & CJ into 1 of the 2 existing spaces  Collapse/Combine Relocation: Combine existing CB & CJ into a NEW store within the same center  Add CJ Relocation: There is an existing CB in the center and we relocate to a larger space to create an MPW  Conversions: Existing CB store where CJ merchandise can be added 18

MPW Format Migration 19

MPW Format Migration 20

MPW format Migration 21 Projected

MPW Format Migration 22 Projected

23  Unique customer niche largely underserved by others  Multi-channel strategy with small market focus  Strategic initiatives driving improved sales and merchandise margin performance  Significant operating margin expansion opportunity  Enhanced balance sheet with improved liquidity and flexibility  Strong and experienced management team and Board of Directors Investment Highlights

Financial Highlights

 Total comparable sales for 1Q2014 were down 0.2%  Traffic was impacted in the beginning of the first quarter by unseasonable weather across much of our store base  Improved conversion rates, higher units per transaction, and an increase in the AUR led to a 9.2% increase in average dollar sale  Gross margin for fiscal 1Q2014 was 36.7% compared to 34.2% for 1Q2013  Merchandise margin rate improved 280 bps  Lower markdowns  Improving IMU  Occupancy leverage  Substantial year-over-year growth in both operating income and earnings per share  EPS more than tripled in the first quarter compared to 1Q2013 Improved Financial Performance 25

52 Weeks Ended 53 Weeks Ended 52 Weeks Ended February 1, 2014** February 2, 2013** January 28, 2012** Net Sales $435.8 $430.3 $436.2 Gross Margin 34.7% 29.4% 23.6% SG&A as % of sales 29.6% 30.0% 32.5% Operating Income (Loss)* $8.9 ($16.0) ($82.1) Net Income (Loss)* $8.7 ($16.1) ($81.4) Adjusted Net Income (Loss) $8.7 ($21.5) ($81.4) Diluted EPS $0.23 ($0.45) ($2.29) Adjusted Diluted EPS $0.23 ($0.60) ($2.29) *For the 53-week period ended February 1, 2013, operating loss included a $5.2 million pre-tax non-cash benefit and net income (loss) included a $5.4 million after-tax, non-cash benefit related to restructuring charges. **Dollar amounts are shown in millions except EPS 3-Year Financial Highlights – Annual Results 26

13 Weeks Ended 13 Weeks Ended 13 Weeks Ended May 3, 2014* May 4, 2013* April 28, 2012* Net Sales $103.4 $108.5 $93.6 Gross Margin 36.7% 34.2% 23.1% SG&A as % of sales 31.2% 30.1% 32.9% Operating Income (Loss) $2.8 $0.8 ($13.4) Net Income (Loss) $2.6 $0.6 ($13.4) Basic EPS $0.07 $0.02 ($0.38) Diluted EPS $0.07 $0.02 ($0.38) *Dollar amounts are shown in millions except EPS 3-Year Financial Highlights (unaudited) – Quarterly Results 27

EBITDA Performance Since Turnaround Began  Embarked on a turnaround in December 2011 and have since made significant changes across various functions  This has led to a swift and dramatic improvement in EBITDA performance 28 (37,231) (39,254) (22,620) (2,531) 11,009 16,330 19,656 22,184 23,516 ($50,000) ($40,000) ($30,000) ($20,000) ($10,000) $0 $10,000 $20,000 $30,000 F1Q 2012R F2Q 2012R F3Q 2012R F4Q 2012R F1Q 2013 F2Q 2013 F3Q 2013 F4Q 2013 F1Q 2014 EBITDA Trailing 4-Quarters (excluding Restructure) $,000 EB IT D A D ollar s

May 3, 2014 (In millions) (unaudited) February 1, 2014 (In millions) Cash and Investments $41.0 $57.2 Merchandise Inventories 50.2 44.9 Property and Equipment, net 37.8 36.5 Total Assets $144.8 $149.0 Long -Term Debt — — Stockholders’ Equity $90.3 $86.9 Balance Sheet and Cash Flow Summary  No outstanding borrowings under revolving credit facility 29

Q2 Guidance Update  For the second quarter of fiscal 2014 the Company expects:  Same-store sales to increase in the low- to mid-single digit range; this compares to a 7.7% same-store sales increase in last year’s second quarter.  Gross margin improvement of approximately100 to 150 bps, as compared to the comparable prior year period, largely driven by improved merchandise margins.  SG&A dollars to be between approximately $32.5 million and $33.0 million, compared to $31.5 million of SG&A expense reported in the second quarter last year.  Inventory to remain higher than the levels from the comparable prior year period, at a level similar to the dollars-per-square-foot increase at the end of the first quarter.  To open 6 new outlet stores and 3 new MPW stores; convert 14 CB and CJ stores to 7 MPW stores; close 4 CB stores and replace them with 4 new MPW stores; and convert 53 CB stores to an equal number of MPW stores by adding CJ product to each. 30

FY 2014 Guidance Update  For the full year of fiscal 2014, the Company:  Expects capital expenditures to be approximately $23 million to $25 million.  Expects to recognize a nominal amount of tax expense, as the Company’s tax provisions will continue to be affected by the valuation allowance on our deferred tax assets in fiscal 2014; the potential exists that the valuation allowance may be reversed later this fiscal year.  Plans for average store count to be down 8% and related average square footage for the year to be down 5% as compared to fiscal 2013.  Expects to end the fiscal year with an increase of 1% in total square footage as compared to the end of fiscal 2013. 31

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